UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 27, 2026
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MONDELĒZ INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
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Virginia (State or other jurisdiction of incorporation)	1-16483 (Commission File Number)	52-2284372 (I.R.S. Employer Identification Number)
905 West Fulton Market, Suite 200, Chicago, IL 60607
(Address of principal executive offices, including zip code)
(847) 943-4000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, no par value	MDLZ	The Nasdaq Global Select Market
1.625% Notes due 2027	MDLZ27	The Nasdaq Stock Market LLC
0.250% Notes due 2028	MDLZ28	The Nasdaq Stock Market LLC
0.750% Notes due 2033	MDLZ33	The Nasdaq Stock Market LLC
2.375% Notes due 2035	MDLZ35	The Nasdaq Stock Market LLC
4.500% Notes due 2035	MDLZ35A	The Nasdaq Stock Market LLC
1.375% Notes due 2041	MDLZ41	The Nasdaq Stock Market LLC
3.875% Notes due 2045	MDLZ45	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2026, Mondelēz International, Inc. (Nasdaq: MDLZ) (the “Company”) announced that Luca Zaramella has been appointed as its Chief Operating Officer, effective February 1, 2026, in addition to his role as Executive Vice President and Chief Financial Officer.

Mr. Zaramella, age 56, became Executive Vice President and Chief Financial Officer in August 2018. He previously served as Senior Vice President Corporate Finance, CFO Commercial and Treasurer from June 2016 to July 2018. He also served as Interim Lead Finance North America from April to November 2017. Prior to that, he served as Senior Vice President and Corporate Controller from December 2014 to August 2016 and Senior Vice President, Finance of Mondelēz Europe from October 2011 to November 2014. Mr. Zaramella joined the Company in 1996.

In connection with his appointment as Chief Operating Officer, the People and Compensation Committee (the “Committee”) of the Board of Directors of the Company approved the following 2026 annual compensation opportunity for Mr. Zaramella: annual base salary of $1,250,000; target annual incentive of 150% of annual base salary; and an annual long-term incentive opportunity with a target value of $7,225,000. The Committee also approved his reasonable business use and limited and reasonable personal use of the Company’s aircraft, in each case subject to the Company’s policies and procedures governing aircraft usage, as may be amended from time to time.

Mr. Zaramella was not selected pursuant to any arrangement or understanding between him and any other person. Mr. Zaramella has no family relationships with any of our directors or executive officers. There have been no related party transactions between Mondelēz and Mr. Zaramella reportable under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On January 29, 2026, the Company issued a press release announcing Mr. Zaramella’s appointment as the Company’s Chief Operating Officer, effective February 1, 2026. A copy of our press release, dated January 29, 2026, announcing Mr. Zaramella’s appointment is attached hereto as Exhibit 99.1.

The information under this Item 7.01, including Exhibit 99.1, will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and it will not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

99.1	Mondelēz International, Inc. Press Release, dated January 29, 2026.
104	The cover page from Mondelēz International, Inc.’s Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Laura Stein
Name:	Laura Stein
Title:	Executive Vice President, Corporate & Legal Affairs, General Counsel and Corporate Secretary
Date: January 30, 2026

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